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                                                                   Exhibit 10(f)

STATE OF NORTH CAROLINA

COUNTY OF IREDELL                                 CAPITAL MAINTENANCE AGREEMENT




               This Capital Maintenance Agreement (the "Agreement"), dated as of December 30, 1997, by and between Coddle Creek Financial Corp., Mooresville, North Carolina, a North Carolina-chartered bank holding company (the "Holding Company") and Mooresville Savings Bank, Inc., SSB, a North Carolina-chartered stock savings bank (the "Savings Bank").

               WHEREAS, the Savings Bank has applied to the Administrator, Savings Institutions Division, North Carolina Department of Commerce (the "Administrator") for permission to convert from a North Carolina mutual savings bank to a North Carolina stock owned savings bank (the "Conversion"); and

               WHEREAS, as a part of the Conversion, the Holding Company has applied to the Administrator for permission to acquire all of the capital stock issued by the Savings Bank in the Conversion (the "Acquisition") and to sell shares of the Holding Company's common stock to certain persons in a subscription and a community offering and, if necessary, in a syndicated community offering; and

               WHEREAS, the Administrator, the Holding Company and the Savings Bank wish to protect the interests of the depositors of the Savings Bank and the Savings Association Insurance Fund; and

               WHEREAS, by letter dated November 10, 1997, the Administrator has approved the Conversion and the Acquisition conditional upon, among other things, the Holding Company and the Savings Bank entering this Agreement (the "Approval").

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree that, following the Conversion and Acquisition, the Holding Company and the Savings Bank will maintain the capital of the Savings Bank at all times in compliance with the applicable capital requirements of all federal and state regulatory agencies having supervisory authority over the Savings Bank, including the capital requirements of the Administrator and the Federal Deposit Insurance Corporation.
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               IN WITNESS WHEREOF, this Agreement has been executed by each director of the Holding Company and the Savings Bank.


DIRECTORS OF CODDLE CREEK                    DIRECTORS OF MOORESVILLE
                                             SAVINGS
FINANCIAL CORP.:                             BANK, INC., SSB:


/s/ Willis L. Barnette                       /s/ Willis L. Barnette
----------------------------------           ----------------------------------
Willis L. Barnette                           Willis L. Barnette

/s/ Donald R. Belk                           /s/ Donald R. Belk
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Donald R. Belk                               Donald R. Belk

/s/ Dale W. Brawley
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Dale W. Brawley

/s/ George W. Brawley, Jr.                   /s/ George W. Brawley, Jr.
----------------------------------           ----------------------------------
George W. Brawley, Jr.                       George W. Brawley, Jr.

/s/ Jack G. Lawler                           /s/ Jack G. Lawler
----------------------------------           ----------------------------------
Jack G. Lawler                               Jack G. Lawler

/s/ Calvin E. Tyner                          /s/ Calvin E. Tyner
----------------------------------           ----------------------------------
Calvin E. Tyner                              Calvin E. Tyner

/s/ Claude U. Voils, Jr.                     /s/ Claude U. Voils, Jr.
----------------------------------           ----------------------------------
Claude U. Voils, Jr.                         Claude U. Voils, Jr.



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